Exhibit 99.1
Rochester Medical Corporation 2010/2011 Annual Shareowners Meeting Minneapolis Hilton January 27, 2011 12:00 PM

Outline Corporate Overview Fiscal 2010, Q1 -2011 Pending Laprolan Acquisition 3 Year Plan to Double Sales

Company Facts Develop, Manufacture and Sell Disposable Incontinence and Bladder Drainage Devices Four Major Product Categories Rochester Medical Brand Sold in Over 75 Countries Focus on North America and Europe Private Label Sales to Major Medical Device Companies 33 Acres in Stewartville, Minnesota + Lancing UK, + Pending Beuningen The Netherlands 360 Employees and growing Numerous Patents Award Winning Technology

Company Facts Fully Vertically Integrated Research and Development Quality and Regulatory Manufacturing/Process Design World Wide Sales, Marketing and Distribution Administration/Management Team

Company Facts Strong Balance Sheet Cash $34M invested in safe, liquid investments $25M available on Line of Credit Working Capital $48.3M Low Debt ($1M) Will pay off debt associated with UK acquisition this Spring Positive Cash Flow

Sales -Brand Focused Growth Private Label "Stability" F05 F06 F07 F08 F09* F10 RM Branded 7351000 10797000 19226000 23848000 26331495 29759000 Private Label 8591000 10834000 13437000 11344000 11543445 11684000 *F09 if £ to $ exchange rates had not fallen (1.966 - 1.558)

Fiscal 2010 Sales Highlights 28% Branded Sales Growth 19% Overall Sales Growth

Q1 2011 Sales Highlights 18% Branded Sales Growth 8% Overall Sales Growth

Market Opportunity Products/Markets U.S. U.K. Rest of Europe Total Male External Catheter $50 $18 $60 $128 Intermittent $400 $100 $300 $800 FemSoft Foley Catheter TBD $400 TBD $50 TBD $70 TBD $520 TOTALS $850 $168 $430 $1,448 ($ in millions) Home Care Home Care Acute Care Home Care

Pending Laprolan B.V. Acquisition Who is Laprolan? 25 Year old Medical Distribution Company Located in the central region of The Netherlands Innovative patented products Urology, Wound and Scar Care, and Stoma Care Products

Pending Laprolan B.V. Acquisition Who is Laprolan? ROCM customer for over 16 years The Netherlands is the most densely populated country in the world with a population of 16M Deal to close mid April 2011, effective January 1, 2011 Strong group of seasoned, experienced employees

Pending Laprolan B.V. Acquisition Who is Laprolan? Strong Leadership Gerard deJong - former owner of Laprolan Now ROCM General Manager Calendar 2010 Sales of $11.2M EBIT of $3.5M Purchase Price $14.2M at current ER

Pending Laprolan B.V. Acquisition Strategic Acquisition for ROCM Access to Mainland Europe Direct Sales Financial Strength Product Line expansion

The Future LOOKING AHEAD

3 Year Plan to Double Sales and Create Significant Earnings Strong Focus on Branded Sales in Europe and US Primary Growth Drivers are: Intermittent Catheters Foley Catheters Acquisition Significant Branded Sales Force Expansion

Before (Fall 2010) US Sales Force

CURRENT (January 2011) US Sales Force

3 Year Plan to Double Sales and Create Significant Earnings 3rd Year of Plan (2013) $83M Sales $9-10M After Tax Profit Much Greater Manufacturing Capacity Over $40M in Cash, subject to any further uses of cash, such as acquisitions if any

Summary Rochester Medical is in a strong position to achieve success Excellent Products Large Market R&D, Regulatory, Production, Administrative infrastructure in place Strong Sales and Marketing

Forward Looking Statements This presentation contains "forward-looking statements" with the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the expected completion of the acquisition and financial results of Laprolan and future financial and operating results of Rochester Medical. Such statements are based on currently available information, operating plans and management's expectations about future events and trends. Such statements inherently involve significant risks and uncertainties that could cause actual results to differ materially from those predicted in such forward-looking statements, including the uncertainty of estimated revenues and profits, the uncertainty of current domestic and international economic conditions that could adversely affect the level of demand for the Company's products and increased volatility in foreign exchange rates, the uncertainty of market acceptance of new product introductions, and our level of success in marketing our Rochester Medical branded products, the uncertainty of gaining new strategic relationships or locating and capitalizing on strategic opportunities, the uncertainty of timing of Private Label Sales revenues (particularly international customers), FDA and other regulatory review and response times, and other risk factors listed from time to time in the Company's SEC reports and filings, including, without limitation, the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended September 30, 2010 and reports on Forms 10-Q and 8-K. Readers are cautioned not to place undue reliance on any such forward- looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.